Share-Based Awards and Options	12 Months Ended
May. 31, 2015
Disclosure of Compensation Related Costs, Share-based Payments [Abstract]
Share-Based Awards and Options
SHARE-BASED AWARDS AND OPTIONS

Non-qualified stock options and restricted stock have been granted to officers, key employees and directors under the Global Payments Inc. 2000 Long-Term Incentive Plan, as amended and restated (the "2000 Plan"), the Global Payments Inc. Amended and Restated 2005 Incentive Plan (the "2005 Plan"), the Amended and Restated 2000 Non-Employee Director Stock Option Plan (the "Director Stock Option Plan"), and the Global Payments Inc. 2011 Incentive Plan (the "2011 Plan") (collectively, the "Plans"). There were no further grants made under the 2000 Plan after the 2005 Plan was effective, and the Director Stock Option Plan expired by its terms on February 1, 2011. There will be no future grants under the 2000 Plan, the 2005 Plan or the Director Stock Option Plan.

The 2011 Plan permits grants of equity to employees, officers, directors and consultants. A total of 14.0 million shares of our common stock was reserved and made available for issuance pursuant to awards granted under the 2011 Plan.

The following table summarizes share-based compensation expense and the related income tax benefit recognized for stock options, restricted stock, performance units, TSR units, and shares issued under our employee stock purchase plan (each as described below).

	2015	2014	2013
		(in millions)
Share-based compensation expense	$21.1	$29.8	$18.4
Income tax benefit	$(6.9)	$(7.1)	$(5.6)

We grant various share-based awards pursuant to the Plans under what we refer to as our "long-term incentive plan." The awards are held in escrow and released upon the grantee's satisfaction of conditions of the award certificate.

Restricted Stock and Restricted Stock Units

We grant restricted stock and restricted stock units. Restricted stock awards vest over a period of time, provided, however, that if the grantee is not employed by us on the vesting date, the shares are forfeited. Restricted shares cannot be sold or transferred until they have vested. Restricted stock granted before fiscal 2015 vests in equal installments on each of the first four anniversaries of the grant date. Restricted stock granted during fiscal 2015 will either vest in equal installments on each of the first three anniversaries of the grant date or cliff vest at the end of a three-year service period. The grant date fair value of restricted stock, which is based on the quoted market value of our common stock at the closing of the award date, is recognized as share-based compensation expense on a straight-line basis over the vesting period.

Performance Units

Certain of our executives have been granted up to three types of performance units under our long-term incentive plan. Performance units are performance-based restricted stock units that, after a performance period, convert into common shares, which may be restricted. The number of shares is dependent upon the achievement of certain performance measures during the performance period. The target number of performance units and any market-based performance measures ("at threshold," "target," and "maximum") are set by the Compensation Committee of our Board of Directors. Performance units are converted only after the Compensation Committee certifies performance based on pre-established goals.

The performance units granted to certain executives in fiscal 2014 were based on a one-year performance period. After the Compensation Committee certified the performance results, 25% of the performance units converted to unrestricted shares.  The remaining 75% converted to restricted shares that vest in equal installments on each of the first three anniversaries of the conversion date. The performance units granted to certain executives during fiscal 2015 were based on a three-year performance period. After the Compensation Committee certifies the performance results for the three-year period, performance units earned will convert into unrestricted common stock.

The Compensation Committee may set a range of possible performance-based outcomes for performance units. Depending on the achievement of the performance measures, the grantee may earn up to 200% of the target number of shares. For awards with only performance conditions, we recognize compensation expense over the performance period using the grant date fair value of the award, which is based on the number of shares expected to be earned according to the level of achievement of performance goals. If the number of shares expected to be earned were to change at any time during the performance period, we would make a cumulative adjustment to share-based compensation expense based on the revised number of shares expected to be earned.

During fiscal 2015, certain executives were granted performance units that we refer to as leveraged performance units, or LPUs. LPUs contain a market condition based on our relative stock price growth over a three-year performance period. The LPUs contain a minimum threshold performance which, if not met, would result in no payout. The LPUs also contain a maximum award opportunity set as a fixed dollar and fixed number of shares. After the three-year performance period, one-third of any earned units converts to unrestricted common stock. The remaining two-thirds convert to restricted stock that will vest in equal installments on each of the first two anniversaries of the conversion date. We recognize share-based compensation expense based on the grant date fair value of the LPUs, as determined by use of a Monte Carlo model, on a straight-line basis over the requisite service period for each separately vesting portion of the LPU award.

Total Shareholder Return Units

Before fiscal 2015, certain of our executives were granted total shareholder return ("TSR") units, which are performance-based restricted stock units that are earned based on our total shareholder return over a three-year performance period compared to companies in the S&P 500. Once the performance results are certified, TSR units convert into unrestricted common stock. Depending on our performance, the grantee may earn up to 200% of the target number of shares. The target number of TSR units for each executive is set by the Compensation Committee. We recognize share-based compensation expense based on the grant date fair value of the TSR units, as determined by use of a Monte Carlo model, on a straight-line basis over the vesting period.

The following table summarizes the changes in unvested share-based awards for the years ended May 31, 2015 and 2014 (shares in thousands):

	Shares	Weighted-Average Grant-Date Fair Value

Unvested at May 31, 2013	2,192	$22.00
Granted	1,088	23.55
Vested	(1,286)	22.31
Forfeited	(240)	22.40
Unvested at May 31, 2014	1,754	22.72
Granted	954	36.21
Vested	(648)	23.17
Forfeited	(212)	27.03
Unvested at May 31, 2015	1,848	$28.97

Including the restricted stock, performance units and TSR units described above, the total fair value of share-based awards vested during the years ended May 31, 2015, 2014 and 2013 was $15.0 million, $28.7 million and $13.6 million, respectively.

For these share-based awards, we recognized compensation expense of $19.8 million, $28.2 million and $16.2 million in the years ended May 31, 2015, 2014 and 2013, respectively. As of May 31, 2015, there was $41.3 million of total unrecognized compensation expense related to unvested share-based awards that we expect to recognize over a weighted-average period of 2.1 years.

Employee Stock Purchase Plan

We have an employee stock purchase plan under which the sale of 4.8 million shares of our common stock has been authorized. Employees may designate up to the lesser of $25,000 or 20% of their annual compensation for the purchase of our common stock. The price for shares purchased under the plan is 85% of the market value on the last day of each calendar quarter. As of May 31, 2015, 2.2 million shares had been issued under this plan, with 2.6 million shares reserved for future issuance. We recognized compensation expense for the plan of $0.6 million in each of the years ended May 31, 2015, 2014 and 2013.

The weighted-average grant-date fair value of each designated share purchased under this plan during the years ended May 31, 2015, 2014 and 2013 was approximately $4, $4 and $3, respectively, which represents the fair value of the 15% discount.

Stock Options

Stock options are granted with an exercise price equal to 100% of fair market value on the date of grant and have a term of 10-years. Stock options granted before fiscal 2015 vest in equal installments on each of the first four anniversaries of the grant date. Stock options granted during fiscal 2015 vest in equal installments on each of the first three anniversaries of the grant date. During the year ended May 31, 2015, we granted 306,366 stock options. We did not grant stock options during the years ended May 31, 2014 and 2013. Our stock option plans provide for accelerated vesting under certain conditions.

The following is a summary of our stock option activity as of and for the years ended May 31, 2015 and 2014:

	Options	Weighted-Average Exercise Price	Weighted-Average Remaining Contractual Term	Aggregate Intrinsic Value
	(in thousands)		(years)	(in millions)
Outstanding at May 31, 2013	3,530	$17.55	3.5	$23.9
Granted	—	—
Forfeited	(130)	19.04
Exercised	(1,868)	15.20
Outstanding at May 31, 2014	1,532	20.36	3.8	21.3
Granted	306	35.78
Forfeited	(48)	27.42
Exercised	(896)	20.15
Outstanding at May 31, 2015	894	$25.47	5.2	$23.9

Options vested and exercisable at May 31, 2015	618	$20.88	3.5	$19.4

Options vested and exercisable at May 31, 2014	1,450	$20.42	3.6	$20.1

We recognized compensation expense for stock options of $0.7 million, $1.0 million and $1.7 million during the years ended May 31, 2015, 2014 and 2013, respectively. The aggregate intrinsic value of stock options exercised during fiscal 2015, 2014 and 2013 was $16.6 million, $24.9 million and $6.3 million, respectively. As of May 31, 2015, we had $1.6 million of unrecognized compensation expense related to unvested stock options that we expect to recognize over a weighted-average period of 3.5 years.

The weighted-average grant-date fair value of each stock option granted during the year ended May 31, 2015 was $8.45. Fair value was estimated on the date of grant using the Black-Scholes valuation model with the following weighted-average assumptions:

Risk-free interest rate	1.57%
Expected volatility	23.65%
Dividend yield	0.13%
Expected life (years)	5

The risk-free interest rate is based on the yield of a zero coupon U.S. Treasury security with a maturity equal to the expected life of the option from the date of the grant. Our assumption on expected volatility is based on our historical volatility. The dividend yield assumption is calculated using our average stock price over the preceding year and the annualized amount of our most current quarterly dividend per share. We based our assumptions on the expected lives of the options on our analysis of the historical exercise patterns of the options and our assumption on the future exercise pattern of options.